RENAVOTIO

Renavotio created from the Latin word
Rena meaning Reborn
Our mission statement
" Renew and revitalize our infrastructure "

Company Presentation
December 2020

CONFIDENTIAL



DISCLAIMERS

CONFIDENTIAL

- THIS PRESENTATION IS NOT AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY SECURITIES. ANY OFFER OR SALE OF SECURITIES WOULD BE MADE BY MEANS OF AN OFFER MEMORANDUM CONTAINING DETAILED INFORMATION ABOUT THE COMPANY, MANAGEMENT AND THE SECURITIES. NO OFFER, SALE OR SOLICITATION IS BEING MADE IN ANY JURISDICTION IN WHICH SUCH OFFER, SALE OR SOLICITATION WOULD BE PROHIBITED.
- ACCEPTANCE OF THE OPPORTUNITY TO CONTINUE TO REVIEW THIS PRESENTATION CONSTITUTES AGREEMENT WITH THE FOLLOWING: *THIS PRESENTATION IS CONFIDENTIAL. ANY REPRODUCTION OR DISTRIBUTION OF THESE MATERIALS, OR ANY RELATED MATERIALS, IN WHOLE OR IN PART, OR ANY OF THEIR CONTENTS, TO ANY OTHER PERSON, IS PROHIBITED.*
- THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS". THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS, AS WELL AS A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE OUTSIDE OF OUR CONTROL AND ALL OF WHICH COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS SHOULD NOT BE UNDULY RELIED UPON, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS FOLLOWING THE DATE THIS PRESENTATION IS FIRST MADE TO YOU.

RIII SUMMARY

ISSUER:	Renavotio, Inc.
TICKER/EXCHANGE:	[OTC: RIII]
TYPE OF SECURITY:	Common Stock (and Preferred)
Shares Outstanding:	111,827,630 Common
Shares at DTC	36,215,086
Investment Banking:	TBD
Public Relations	**Skyline Corporate Communications Group, LLC**
Business Model:	Acquire and organically grow companies, in the infrastructure space both in Medical PPE, Utility Management and Underground water, Sewer and Fiber Optic 5G Installation Infrastructure

Company Presentation
December 2020

RENAVOTIO

CONFIDENTIAL

ABOUT RENAVOTIO, INC. ("RIII")

I DIVERSIFIED BUSINESS

- RIII is a holding company focused on infrastructure, medical, utilities, clean technology related industries
- Today there are 4 portfolio entities with more targeted acquisitions providing services to commercial, industrial and Government based clients

II LARGE MARKET OPPORTUNITY

- Early stages of technology adoption; projected hyper-growth opportunities
- Growth Areas: North America
- Will continue to seek strategic acquisitions

III GROWTH BUSINESS PLAN

- RIII has entered a reverse merger on April 3, 2020
- A public offering to be underwritten by a negotiated Investment Bank with a targeted up listing

IV SEASONED MANAGEMENT

- CEO has over 30 years of experience in public equity and M&A
- Engineering and Technical team are leaders in Infrastructure, Production Engineering, Utility Management with a combined 90 years of experience
- Operators of acquired businesses remain with the business

How We View
INFRASTRUCTURE

noun [C]

The basic structure of an organization or system which is necessary for its operation, esp. Public water, Energy, and Systems for Communication and Transport.



TELECOMMUNICATIONS
CONSTRUCTION & ENGINEERING
SUBSURFACE UTILITY ENGINEERING (SUE)
SMART UTILITY MARKING AND LOCATING UNDERGROUND INFRASTRUCTURE INSPECTION, UTILITY VERIFICATION
GROUND PENETRATING RADAR (GPR)
WITH IoT SENSORS
SATELLITE IMAGERY
MOBILE TO CLOUD GEOSPATIAL PLATFORM
SEA WALL EXCAVATION
CONFIDENTIAL

INITIAL ACQUISTIONS

RENAVOTIO

Targeted Companies

Targeted Companies

RENAVOTIO INFRATECH Inc.

UMCCO

CROSS-BO

Total Infrastructure Spend by 2040: $93.2 Trillion*



$6.4
$28.0
$34.0
$8.9
$11.0
$2.3
$2.6
Energy
Telecom/Tech/IoT
Transport – Air
Transport – Ports
Transport – Rail
Roads & Bridges
Water

***This information reported in the 2017 American Infrastructure Report Card.*

- Renavotio, Inc. (RIII) is a holding company, recently acquired Renavotio, Infratech, Inc. (RII).
- RIII's current portfolio companies, are positioned in the Medical PPE, Telcom, Energy and Water sectors
- RIII has plans for more acquisitions and for international expansion
- RIII's Senior Management Team possesses multiple years of combined business experience

RENAVOTIO AT A GLANCE

RENAVOTIO, INC.	
INFRASTRUCTURE SERVICES	**GEOSPATIAL TECHNOLOGY**
SMART UTILITY TECHNOLOGY, UNDERGROUND INFRASTRUCTURE, UTILITY MANAGMENT, MEDICAL INFRASTURCTURE MARKETING Significant customer relationships, specialized equipment and long-term medical supply contracts	**SMART CITY INFRASTRUCTURE MANAGEMENT** **CLOUD BASED GIS AND MAPPING TECHNOLOGY** **5 G TELCOM AND UTILITY ENGINEERING** Core analytics platform for tagging field assets with significant potential growth in smart sensors and IOT, large base commercial, municipal, state and federal government clients
UMCCO CROSS-BO	RENAVOTIO

RENAVOTIO

CONFIDENTIAL

Renavotio, Inc.

Renavotio Infratech, Inc.

Utility Management Corp

Utility Management & Construction Company, LLC

Cross-Bo Construction Company, LLC

TWO SYNERGETIC SEGMENTS

Businesses feed one another through higher valued added services and a deep set of customer relationships

INFRASTRUCTURE SERVICES

High cash flow and ROIC businesses providing essential services to:

- Utilities – water, energy, gas
- Medical PPE
- Transportation
- Local Municipalities
- Infrastructure Management
- Telecommunications (fiber)

GEOSPATIAL TECHNOLOGY

Re-imagining infrastructure with next generation technologies:

- GIS / Mapping
- Smart Utility Sensors
- Satellite Communication and Sensors

Targeted Vertical Markets

Smart Cities/Utility – Energy Management

- P3 (Public/Private/Partnership – all or partial funding
- Design/Build/Operate/Maintain
- Tech upgrades – ongoing services and monetization

Fed/State/Muni Contractors

- Staffing – Engineers, Systems/IT/Project Management
- Design Build - E&C
- IDIQ – Telecom and Engineering
- PPE-PPE Manufactures, Medical Distributors, Federal, State, Medical End User

Telecom Engineers and Contractors

- Telecom Engineering
- Project/Program Management
- Low Latency and Carrier/Enterprise Services
- Design/Build – Operate/Maintain

RENAVOTIO

RIII Presents Portfolio Company, Utility Management and Construction Company

UMCCO
CROSS-BO

UMCCO
CROSS BO

Utility Management & Construction Company

CONFIDENTIAL

Our Mission

We are servant leaders and technicians who believe that water is life! Our mission is to provide the highest quality drinking water and utility management to rural communities while protecting the natural resources and environment in which we operate.

Who We Are

Utility Management and Construction (UMCCO) founded in 1962 UMCCo is a leader in small community Utility management and has operations that provided water-systems management for 1200 customers. Cross-Bo Construction its subsidiary provides Cross-Bo Construction is a full service utility and excavation company specializing in water, sewer and Telcom design and installation.

What We Do

Utility Management & Construction Company (UMCCo) specializes in the management and operations of small utility systems (Rural Waters Systems or Public Trusts or Authority), including record keeping, reporting, budgeting, customer correspondence, billing and engineering.

UMCCO
CROSS BO

Utility Management & Construction Company (UMCCo)

UMCCo has expertise in water system management including DEQ requirements and regulations, water treatment, utility engineering, utility accounting, and gas distribution including OCC and DOT requirements and regulations.

- UMCCo is a full-service utility contractor providing engineering, construction, and construction supervision
- UMCCo provides turn-key management solutions for small water and waste water systems
- UMCCo uses the latest technology and telemetry to monitor each system we manage.

UMCCO
CROSS BO



UMCCO Asset Characteristics

- Each client enters into a long-term, binding contract becoming a "contracted revenue stream"
- Services Agreements average 25% IRR the range is 18% to as high as 35%.
- UMCCO adheres to a best practices approach with its underwriting policy
- Each contract features an agreed upon payment schedule of monthly service fees, has no early termination option.
- UMCCO owns and maintains all equipment, with remote control capabilities and the right to suspend service; Virtual Utility business model

UMCCO
UTILITY MANAGEMENT & CONSTRUCTION
CROSS·BO

Our licensed Technology Solutions business will provide GIS solutions, infrastructure management and "smart city" infrastructure technology to construction, environmental consulting, utility and government clients in the United States and South America.

This technology offers two principal products:

- One enables local and distributed teams to do field data collection using mobile devices (iOS and Android) and manage all geospatial data using a web interface
- Two is a collection of components and application program interfaces (APIs) that make it easy to create a full, custom mapping solution very quickly. These components enable extensive and intensive data analysis, routing and dissemination of geospatial information.



Meter Reading and Maintenance

- Meter reading is the cornerstone of Utility Management
- We use the latest technology in capturing customer data
- We read meters blindly and our system prompts if a reading is out of range
- We re-read when data falls out of range
- We understand mechanical meters have a limited durable service life!!
- We push technology into the districts where we can!

TECHNOLOGY FOR UTILITIES

- The Technologies allow you to locate, visualize, process and analyze geographic information.
- This pplatform for Utilities is designed to boost efficiency of utility mapping workflows and reduce operational and maintenance costs of locating, visualizing, and maintaining utility assets and networks.

SIMPLE LOCATION WORKFLOWS

- Accurate and efficient results.
- Locate with a mobile phone or specialized GPS hardware.
- Share any dataset or specific area to be visualized on the phone in the field (and even without internet connection) to facilitate and perform the location process.





CONFIDENTIAL

Workflow Management

- An Asset Management approach is taken with respect to system maintenance.
- Electronic workflow management allows our customers to submit work requests directly via phone, web, or email.
- Work requests can never disappear!
- Routine service work automatically generates a Work Order.
- Step-by-Step tasks are built for routine maintenance.
- Maintenance time is captured for Asset Management.
- Reports indicate the health of the system.



Track and dispatch service calls
Set up maintenance routines
Cross-departmental information access

Testing and Analysis

- UMCCO Technicians are trained to perform all routine testing and analysis
- UMCCO Technicians perform sampling for 3rd party analysis
- We maintain Chain of Custody documentation for all samples
- UMCCO shares and interprets the results of all 3rd party analysis
- Acton plans are generated for out of tolerance results


UMCCO
Utility Managment & Construction Company

Customer Billing and Accounting

- UMCCO manages all billing for our districts
  - Bills are generated from meter readings
  - Bills are sent directly to customers on behalf of districts (paper & ebilling)
  - Revenue is received and booked into the billing system
- Pass through billing allows small municipalities to present their customers with one bill
- General Ledger and Balance sheets are generated and maintained for each district each month (presented in District meetings)
- Annual Budget is built for the districts to revise and approve
- 3rd Party Accounting auditing is scheduled annually for each district

UMCCO

UTILITY MANAGMENT & CONSTRUCTION COMPANY



UMCCO CROSS-BO

Cross-Bo Construction

<u>Cross-Bo Construction</u> has expertise in Utility System installation and maintenance. Cross-Bo provides the hard assets and expertise to install pipeline for water, wastewater, storm water and gas systems up to 36 inches in diameter.

- Cross-Bo competes in the municipal utility bidding market for installation of water, waste water, storm water, and gas system construction and installation.

- Cross-Bo has expertise in the installation of HDPE, PVC, and Ductile piping Systems, Fiber Optic, 5G

Construction as a General Contractor

- Cross-Bo bids and performs construction work for Utility Authorities and Rural Water Districts
- Cross-Bo provides general excavation and dirt work for local contractors
- Cross-Bo provides delivery services for dirt and aggregate material using our dump trucks
- Cross-Bo acts as sub-contractor on road projects and utility relocations.
- Cross-Bo Provides Maintenance Service to Municipal Water and Waste Water Treatment Facilities





Construction as a Preferential Contractor

- Cross-Bo Construction is the dedicated contractors for each of our 10 districts
- As a dedicated contractor, Cross-Bo can perform jobs on either a bid or a contractual T&M rate
- T&M contracting mitigates risk for the Districts
- Single-Source contracting ensure that all work in the district meets our standards
- Districts DO-NOT pay to have work done twice!! (no bonding required)

RENAVOTIO

RIII Presents Medical PPE Marketing

RENAVOTIO

CONFIDENTIAL

Current Business Model

- 10 Million N95 Mask under contract for delivery
- Sales of 700,000 N95 Mask currently under contract
- Sales 1,222,000 Level 3 Gowns currently under contract
- Negotiating commercial and Government Contracts for additional PPE products.

INFRASTRUCTURE / SERVICES

Integrated Smart Utility and Engineering Services with a Strong Reputation for Excellence

RI's infrastructure business was started in the late 1960s by individuals who noticed a decline in the public water sources due to point source and non-point source pollution. Today this business has a significant collection of operations in the Midwest:



Subsurface Utility Engineering (SUE) used to map and maintain underground utility infrastructure



Telecommunications engineering services and 5G installation for telecom



Smart Utility and Engineering used to manage both commercial and Government facilities with proprietary utility management technology

SELECTED CURRENT PROJECTS

- Municipal water replacement project
- Municipal smart meter installation projects
- National GG installation projects
- Fiber Optic 5G installation
- Multiple water district management programs
- Acquire Mask, Gown and Glove Manufacturing runs and production companies.



RENAVOTIO

Kevin Harrington

- An original "shark" on the hit TV show *Shark Tank*, Kevin's company has launched massively successful products like The Food Saver, Ginsu Knives, The Great Wok of China, The Flying Lure, and many more. He has worked with amazing celebrities turned entrepreneurs including, like Billie Mays, Tony Little, Jack LaLanne, and George Foreman www.kevinharrington.tv
- The following website were built for Renavotio by Kevin's group:
- https://ho[illegible]
- https://[illegible]
- htt[illegible]shub[illegible]
- [illegible]
- [illegible]om
- These site already have hundreds of views and all info contracts will be directed to the online marketing team set up by Kevin's company . All opportunity contacts will be directed to each related Renavotio operating subsidiary for future business product and or service sales.

SEASONED LEADERSHIP TEAM

Name & Position	Years Exp.	Previous Company's Experience
WILLIAM C. ROBINSON, ("Billy") Chairman & CEO	30+	PaineWebber, V.P. Prudential Securities (NYSE:PRU), Multiple Acquisitions and IPO's, Studied Business & Finance University of Oklahoma
Dr. Robert ("Bob") Mackey COO/Director	30+	VP of engineering at The Bama Companies, Inc. Milnot Company, Inc., Burford Corporation. Doctorate in BioSystems Engineering, Oklahoma State University
John Park CFO/Director	30+	PSV LLC / Market and Financial Analyst/Capital Manager of Home Solution Direct. Hyundai Group's Research Institution as an Economic Analyst. Upon completion of his, Ximeta, Inc. co-founder of IOCELL Networks, Corp MBA at Rutgers University, MA in Economics at Sungkyunkwan University
Steven Chen, Director		A marketing and motivational speaker and an author of self-motivation books and multi-media courses. Mr. Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.
Kevin Harrington, Advisory Board	30+	As an original "shark" on the hit TV show *Shark Tank*, the creator of the infomercial, pioneer of the As Seen on TV brand, and co-founding board member of the Entrepreneur's Organization, has produced more than $5 billion in global sales, the launch of more than 500 products
Joe Abrams, Advisory Board	30+	Co-founder of The Software Toolworks, a publicly held developer, publisher, and distributor of educational and entertainment software, which was sold to Pearson, Plc. for $462 million. Mr. Abrams also co-founded Intermix, the predecessor company to MySpace, which was sold to News Corp. in 2005 for $580 million

TACTICAL FOCUS

NEXT 24 MONTHS

OPERATIONAL EXCELLENCE

- Centralize accounting and HR functions across companies
- Holding company level CRM
- Prepare organization for synergetic acquisitions and systemized integration for more efficient onboarding

CAPITAL ALLOCATION

- Target future acquisitions of infrastructure and medical PPE services
- **Sectors:** Medical PPE/Infrastructure/Smart Utility

  Geographic Focus: West, Midwest and East Coast
  Transaction Type: Ownership transition, closely held
- Invest in product development, service, contracting and business development for technology services

CUSTOMER LED R&D

- Close 3-4 proof of concepts (PoC)
- Commercial rollout of 1-2 new products from PoC
- Develop value-added reseller partnerships to expand company products and services

CONCLUSION

Attractive growth business plan focused on creating shareholder value through organic and targeted M&A

1
INITIAL ROLL UP INCLUDES THREE COMPANIES

2
EXPAND ENGINEERING COMPANY TARGETING TELECOM SMARTCITY SECTOR, SECURE MANUFACTURING RUNS OF PPE PRODUCTS

3
N. AMERICA EXPANSION

4
GEOSPATIAL ENABLED IOT/SENSOR SOLUTIONS

5
ACCRETIVE ACQUISITIONS